(List A)
                                   Asset Purchase Agreement

Seller:  ACHI, Inc. f/k/a American Capital Holdings, Inc.) FedID. No. 300188047
Buyer:  American Capital Holdings, Inc. (f/k/a USA SportsNet Company)
                                       February 29, 2004

                     Assets
Exhibit No.
1  Cash                                                          $    25,739.12
     Money Market Account $5,243.74
     Operating Account   $20,495.38
2  Notes Receivable                                              $         0.00
3  Marketable Securities Cost (ECEC)                             $   234,071.31
4  Restricted Securities Cost                                    $ 5,366,037.40
5  Spaulding Acquisition Cost                                    $10,466,756.64
6  Inventory (Mesh Invoice No. 269-PF)                           $    98,705.00
7  American Capital Name & Marketing Materials                   $    42,186.91
8  American Capital 506 Reg. D Offering                          $    14,770.00
9  Ibbotson & Associates Research Material & Charts              $    10,000.00
10 Global Hosting Center, Inc./Harry Timmons Equipment Purchase  $    47,423.50
11 Prepaid Expenses                                              $    23,740.00
                                                                 --------------
        Total Assets                                             $16,329,429.88
                                                                 ==============

Exhibit No.       Less

12 Promissory Notes                                              $ 1,005,000.00
                                                                 --------------
   Total Liabilities                                             $ 1,005,000.00

   Total Acquisition Shares (See Attached USASN/ACH
                                 Acquisition Agreement) 47,457,356 shares

   Total Stockholders Equity                                     $15,324,429.88
                                                                 --------------
   Total Liabilities & Stockholders Equity                       $16,329,429.88
                                                                 ==============